EXHIBIT 10.27R

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SEVENTEENTH AMENDMENT (this “Seventeenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Seventeenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Seventeenth Amendment. If the terms and conditions set forth in this Seventeenth Amendment conflict with the Agreement, the terms and conditions of this Seventeenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Seventeenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Seventeenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Seventeenth Amendment. Except as amended by this Seventeenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has requested that CSG provide [*********** *********] Services to Customer under the Agreement and CSG desires to provide such services to Customer; and

WHEREAS, the Parties desire to amend the Agreement to set forth the terms and conditions by which the [*********** *********] Services shall be available to Customer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Seventeenth Amendment Effective Date (defined below):

1.
Customer desires to use and CSG agrees to provide the [*********** *********] Services as described herein, under the Agreement. Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a) Schedule C, "Recurring Services," of the Agreement shall be amended to include the following:

[*********** ********* ********]…………………………………………………………….Exhibit C-25

b) Schedule C of the Agreement, entitled “RECURRING SERVICES” is hereby amended by adding Exhibit C-25, entitled “[*********** ********* ********],” in the form attached hereto as Appendix A, including various Attachments attached to Exhibit C-25.

2. Customer and CSG further agree as follows:

This Seventeenth Amendment specifically applies to CSG’s performance and provision of [*********** *********] Services to Customer under the Agreement and such Services as may be provided pursuant to Statements of Work executed on or after the Seventeenth Amendment Effective Date herein. The Parties agree that the [*********** *********] Services shall be deemed a [*********] Service under the Agreement.

Unless otherwise expressly provided in Exhibit C-25, in no event will any terms or conditions set forth in Exhibit C-25 or fees set forth in Section VI of Schedule F apply to CSG’s performance of the Agreement other than with respect to [*********** *********] Services. Except as expressly provided in Exhibit C-25, all other terms of the Agreement which are not in conflict with the terms of Exhibit C-25, and Schedule F for the provision of [*********** *********] Services shall be given full force and effect. In the event of a conflict between the terms of the Agreement and the terms of the [*********** ********* Services, the terms specifically identified as being applicable to *********** *********] Services shall control and take precedence with respect to CSG’s provision and Customer’s use of the [*********** *********] Services.

3. Further, upon execution of this Seventeenth Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” section of the Agreement entitled “[*********** ********* ********,” is hereby amended by adding a new Section VI. entitled “*********** ********* ********],” as follows:

[*********** *********] Services

VI. [*********** *********] Services (Note 4)

Description of Item/Unit of Measure	Frequency	Fee
1. [**************] Fees (Note 1)
a. Set-up	Per [*******]	Quote
2. [******* and ******** ***** ********** Fees (***** **** ***]) (Note 2)
• [* * *******]	Per [******	$[******]
• [******* * *******]	Per [******	$[******]
• [******* * *******]	Per [******	$[******]
• [******* * *********]	Per [******	$[******]
• [********* * *********]	Per [******	$[******]
• [*********] and greater	Per [******	$[******]
3. [******** * **** ******** Fees (****** **** ***])
a. [**** **** ****** or **** ****** (excludes ******* *********])	Per [******	$[******]
4. [******** or ********** ***********] Fees (Note 3)
a. [******** *********** Processing without ***** ****] (as needed)	Per [***********	$[******]
5. [***** and **** **** ***** ***] Fees (Note 4)
a. [**** *** ******* ******** ****] Fee	[********]	$[********]
b. [**** ****** ***** ****] Fee	[* *****] Block	$[********]
c. [**** and ******** ****** ********** (*** *******])	Per [*******]	$[******]
d. [**** ****** ********** (*** ********])	Per [*******]	$[******]
6. [******** *******] Fees
a. [******* *****]	Per [****]	Included in [***** ********** ****]
b. [***** **** *********] (Note 5)	Per [******]	$[******]
7. [***********] Fees
a. [******* ***********; ******* *******]	[******]	$[******]
8. [***** *********] Fees
a. [*******/******* ***** ****** (CSG provided) (per ********* ******* * *** (*) **** ********* ******] time)	Per [*******]	$[******]
9. [*********** **********] Fees
a. [******** ********* on *******] Calls	Per [****]	$[******]

Note 1: [**************] Fees shall be set forth in mutually agreed Statements of Work.

Note 2: Terms for [******* *** ******** ***** **********] Fees are as follows:

[*** ****** fees includes both ******* *** ******** ***** **** ***

*** ****** fees includes customized English or Spanish ************** *******

*** ****** fees are billed with a ****** (**) ****** minimum and in *** (*) ******] increments thereafter. [*** ****** fees are for the ***** (**) **** ****** and ****** ***** ************* rates will be made available upon request

*** ****** fees exclude ******* ******* ******** **** ******* features

*** ****** fees include application access to *** and *****

***** **********, **** ******* ** ********* ** ******* ***** ******** are not billed

****** **** *** minutes are excluded from the volume discount tiers

The usage begins at the time the **** ******* is ********* and continues until the ********** in terminated by either CSG or the ******* or ****** party; a call session may include *** (*) *** only (CSG and ******* or ****** party) or *** (*) **** (CSG and ******* or ******] party, and CSG and Customer’s live agent)

Note 3: [******** or ********** *********** fees will be assessed when ******** processes (including, by way of example, *****************) are required without an ********** ***** ****. ************* (such as *********, ******* links, or *******) sent through a ********* channel, e.g., via *** or *****. Charges for the ******** themselves will be charged as specified in the ******* pricing. In addition, ******* processing without any ************ whatsoever (e.g., business rule-driven filtering) will also incur an *********** ************ (*********) **********] fee.

Note 4: CSG will invoice Customer for the [*** ******* ******** **** fee and the initial *** ****** or ****** ***** **** fee, as applicable, on or after the effective date of an applicable Statement of Work and for any subsequent ********* *** ****** or ****** ***** **** fees, as applicable, ********* in *******].

Note 5: [***** **** ********* Fees will include standard archiving of ****** (**]) days.

IN WITNESS WHEREOF the parties hereto have caused this Seventeenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: __/s/ Jeur Abeln_______________________	By: _/s/ Rasmani Bhattacharya______________
Name: Jeur Abeln____________________	Name: __Rasmani Bhattacharya_______________
Title: _SVP Procurement______________	Title: _SVP and General Cousel__________________
Date: _15-Feb-2022______________________	Date: _Feb 8, 2022_______________________

APPENDIX A TO SEVENTEENTH AMENDMENT

Exhibit C-25

1.
[*********** ********* ********. *** *********** ********* ******** ******* ** *** *********:

*********** ************ (*****) – ************* ******** *********** *** ******** ***** ********* ** ****** **** ** ******** ******* ******* *****. ********* ******* ******** ******** ***********, ******** ************ ******* *** *********** ***** *******. ******** ********* ******* ********* ****** ******** ** ******, ***** * ******** ******* **** **** ******* ********* ** *** ***********. ****** ************ *** ** ******* *******, ********** ****** ***** ** *** ******* ********. ************ *** ******* ********** **** ******** ********** *******. ******** ************* *** ********* ***** *** ********. ********** ** *** ******** **** ******* ******* ******, ********* **** *************, ******************, *********, *** ******.

*********** ************ (***-*****) – ******** **** *********** ************ ** *********** ************ (*****) ** ****** (*****) *** ******** * ********* ********* *******, **** ** ***/****.

*********** ***** ********* (***) – ******** ***** ******** ******** ********* ** ******** ******** *****. *** *** ** ******** ** **** ** ** *********** ***** *********** ******** ** **** * ******** ******** ***********. ** *** ** ******** **** ***** *** ***/**** ********* *** **************** ************. *** *** ** ********** **** ******** ********** ******* ** ** * ************ *****. ******** ******, ************* *** ********* ***** *** ********. *********** ***** ********* ** ********** ** *** ******** **** * ***** ******** ****, ** *********** ******************** ********* ************.

*********** ***** ******** (***) – ******* ***** ******** ******* ********* ** ******** ******** *****. *** *** ** ******** ** * ****** ******* *********** *** ************** ************ ** ** * **** ************* *********** ***** *********** ********** **** ********** ************** *** ****** *********** ************. *** *** **** ** ******** **** **** ******** ************ ** * **** ****** *****. ********* ***** *** ********. *********** ***** ******** ** ********** ** *** ******** **** * ***** ******** ****, ** *********** ******** ******* ********* ************.

*** (*.*. ****) – ******** *** ******* ***/**** ********* ****** *** **** ******** ********* ** ******** ******** *****. *** *** ** ******** ** * ****** ***** *** ****** *************, ** ** **** ** * **** ************* ********* *********** ******** ** **** * ******** ******** ***********. *** *** ** ******** **** ******** ***** ***** *** ***** ******** *** **** ******, **************** ************. *** *** ** ********** **** ********** ********** ******* ** ** * ************ *****. ******** ********* ***** *** ********. *** ** ********** ** *** ******** **** * ***** ******** ****, ** *********** ******************** ********* ************.

***** ****** – **** ******* ******** ***** ****** *** *** ********* ** ******* ***** *** ******** ***** ******* ** ***** ***** ******** ***** ******.

******* ***** – ******* ***** ****** *** **** ****** ***** ** ** ******** ****, ******** *** ***** **** ******** **** **** ***** *** ****** ***** * ********************** ******, *** ****** *** ***** ** ****** *** ******** **** **** **** *** ***** ** ******* **. *** ****** *********** * ***** “********” ******* ***** *** ***** ********* ***** ******* ***********, *** **** *** ** ******* ** *** ***** *** *** *** ******’* ******* ********* ** ***** ************ ********** ** *** ******.

***** **** ********* – ****** ***** ************ *** ** ******** **********, ********* ********* *** **** ******* ******** *** ************ ** ******* ****** ******** ****. **** *********** *** **** ** **** *** **** ********, **** ** ******** **** * ******* ****** **** ** *** ** ******* ****** **** *******. ***** **** ********* ** ********** ** *** ******** **** ********* ************** ************, ** ** ******** ** ****** ** *** ******* ******** **********].

2.
[********** ***** *** ********** ******** ** *** *********** ********* ********. ** *** ******** *********** ********* ******** ** ********, *** ********** ***** *** ***** ** **** ******* * ** ******* **** ***** ***** ** **** ********* ** *** *********** ********* ********.

*.*. *** *** *** **************. ******** ******** *** ****** **** *** *** *********** ******* ** *** *********** ********* ******** **** ********* ***** **** ********* *** *** ********* ** **** *** ***** ******* ******** **** ***** ******* ****** (***** **********) ** *** **** *************. ** *** *****, *** ***** ****** *********** *** *** ** *** ***** ***** **************’ *********** ** *** *********** ********* ******** ******** ***** **** ********* *** *** ********* ** ****.

*.*. ********** ** ****. *** *********** ********* ******** ******** ***** **** ********* ***** ** ********** ** *** ********** ** ********** **** * ********* ** ****.

*.*. ******* ******* *** ********** ** ***********.

(i)
** *** *** ** *** *********** ********* ********, ******** ************ *** ****** **** ********, ** ****** ** ****** *** *** *** *********, ** ****** *********** *** ******** ** *** ******* ** ******** ********* *** *** *********** ********* ********, *** ********* ** ********** ** *** ******** (********* ************** *** ********** **** ***** *** ******* ** *** **** ********), *** *** ******, **** *** ***** ** ******** ** **** ********.

(ii)
** *** ****, ****** ***** *** ******* *********** ** *** *********** ********* ******** ******** ******** ** *** ********* ***** ** * **** **** ******, ** ********** ********** ****** **** *** ***** *****, **** * ******** ** ******** *** ** *** *********** ********* ******** ***** ******* *** ********** ***** ***** ******, *******, ***** ** ***** *** ** **********. *** ***** ********** ********** **** ******* ****** ** **** ** ********** ******** *** ******* ********** ****** ** ******** *** ******** ******. *** ******* **** *** **** ***** ******* ** ********* *** ********** ** *** *********** ********* ******** ** **** ** ************ ***********, *** ** ********** ** *** *********** ********* ******** ****** ** ****** ****, ****** ***** *** ********* ***’* ********* ********* ** *** ******** *********** ********* ******** ******* *******. **** ***** **** ******* *** ***** **** ********** ****** ** *** *********, *************, ** **** ******* ** * *******, *****, ** ***** ****** **** ***** **** ******** *** ********** ** *** *********** ********* ******** ***** **** ********* **** *** *** ** ********** ****** ********** **** ***** ** ** ****** *****.

*.*. **********.

(i)
****** ******** ** *** *********** ********* ********, ** ******** ** *** ******* ******** *** ***** ** ******* *.* ** *** *********, *** ******** **** ** **** ******* ** * ************ *** *********** ****** *** ** ********** **** *** ******** ************** ******** ** ** ********** ********* ** ****. ***** **** ********** *** ********* ***** **** ******* *.*.(*) ** **** ******* ****, *** ********’* **** ******, ***** ** ******* ** *** ********** ** *** *********** ********* ********; ********, *******, **** ** *** ***** *** ****** ********* *** *********** ********* ********, *** ***** ******* ******** **** * ****** ** ****** *** *** ******* **** ** *** ****** *** ****** ** ************** ***********. ** ***** *** *** ********* ******** ** ** **********, ****** ****** (**) **** ** *** ********** ** *** ***************, ******** **** ******* *** ********* *********** ** *** ** *******: (*) *** ********* ********** ***** ***** *** *************** ********; (*) * *********** ** **** ******** ****** **** ****** **** ********; *** (*)

************ ******** *********** ** ***** *** ** ****** *** ******* *** *******.

(ii)
*** ********** *** ***** ** ******* *.*.(*) ** **** ******* **** ***** *** ** ********** ** *** ***** **** (*) ******** **** *** ************ ******* ** *** *********** ********* ********; (*) ******** ****** ** ****** ***’* ******* ************; (*) *** *************** ** ****** ** *** ******* ** *** ********, ******** ** ******** *** ********** ** ***; ** (*) *** **** ** ****** ****** *** ******* ** ***.

(iii)
****** ** ********* ******** ** **** ********* ** *** ********** ********* ** ****, *** **********, **********, ***************, *********** *** ********** **** ******* ** *** *********** ********* ******** *** *** ***** ***** ********, ******* ******* ** *******, ******* ** ***, ******, ***** **** ** ******* ********** ** ***, *** ****** ** ********* (*********, *** *** ******* ** *** ******** ** ***************, ************, ** ******* *** ********** *******) *** ****** **********, ******** *** **********. ******** ************ *** ****** **** *** *********** ********* ******** ***** ******** *** *** ********* ** ** ************* ** **********.

*.*. *** ***** *** **********. *** *** (**** *****) **** ********* ******** *** ******* ** *** “*** ***** *** **********” ******** ****** ** ********** * ** **** ******* **** *** *** ************ ****** ** *********].

ATTACHMENT A

[*** ***** *** **********]

[*** ********* ********** ***** *** ********** ***** ***** ** ***’* ********* ** *** **** ********* ******** (“*** ********]”):

1.
[******** *********** *** ****** **** *** ******* ****** *** ******** ** ** ******** ******* ** *** **********. ******** ******* *********** *** ****** **** ********** ** ******* ***** **********, ** ***, ******* ******** *** ***, ****** ******* ***** *********** ** ******* ** ****** ** ****** **** *** ** ******** ***** ** ******* ** ***** ***** ****** ******* ******** (“******* ********”) ** ********** *********, ********* *** ***********. **** ******* ***** *** ** ********* ** ********** ** ***** ******* ***** ********** *** ***** *** ******* *** ******* ********* ** ******** **** ***** ********* *****. ******** ************ *** ****** **** *** *** ******** ******* ** *** ******* ******** ** ********** *********, *********, *** *********** *** **** ********* ** ** “** **” *****, ******* ******** ** *** ****, ******* ** *******].
2.
[** *** ***** *** ** ******* ** *** ****(*) ******** **** *** ******* ******** **** ******* ** *** ******** ******** *********, ***, ** *** **** **********, *** ******** *** ***** ******* ** ******** *** *** ******** ** *** ** *** **** ******* (******** ****, ********* ***, *****, *** **************** ("****")) **** ****** (**) ****' ******* ****** ** ********. **** ******* ** * *** **** ********* **** ****** ******, ********, ** *** ******, *** ********* *** ******** ******* **** *** ** ********* *** **** *** (**) ****' ***** ******* ****** ** *** ********* ** *********. ******* ** ****** ******* ******* ****** ** *********** ***** ********** ********** ********** ** **** *** *****].
3.
[**** *** ******* ***** ** ******* ** ** **** **** *** ******* ***** (***) ***** (***** *** ******* ** **** **** *** ******* ***** (***) *.*. **********); *********, ******** **** ***** ******* *** ******** ********].
4.
[******** **** **** *** ****** ** ****** ****** * ****** ** * ****** ***** ****. ******** ************ *** ****** **** *** ************ *** *** ** * ***** **** ** *** ****** ****** ** ******* ** ******* ** *** ***** *** ********** ** *** ***** **** ******** ********** ********** ********* ******* ** *****://************.***/******************** *** *** ***** **** ******** ********** *** ****** ********* ** *****://************.***/********** (************ *** “***** **** ******** ************”) *** ******* **** ******** ****** ** ***** ** *** *********** ** *** ***** **** ******** ************ ********** ** *** *** ** *** ***** ****, ********* *** *** ******* ** *********** ********** ** *** ***** **** ******* ********* ***/** ******** ***** (** ***** ***** *** ******* ** *** ***** **** ******** ************). ******** ********** **** ** ** ******* ** ********** *** *********** ***** *** ***** **** ******** ************ ********** ** *** *** ** *** ***** ****. ** ****** ** ********, *** **** ******* *** ****** ** *********** ** ******** *** ***** **** ** *** ******** ******* ******** (** **** **** ** ******* ** *** ***** **** ******** ************). *** ***** **** *** ******** **** ***** ***** ** ************ ** *** ******* ******** *******. ******* ******** ********* **** **** ***** (*) ** ****** (**) *****. ***** **** *** ******* **** ** ******** *** ** ***** **** **** ****** *** *** ******** *** ** ********. ***** **** ************* *** ******** *** ********* ** ***** (*) ***** ********** ** *** *********** *********. *** ***** **** ******* **** ** ** ***** (*) ***** **********. ** *** ***** ******** ********** *** ******** ***** ** *** *** ** *** ************ ***** (*) ***** *********, ******** ***** *** *** *** ****** ***** (*) ***** *********. ** ******* *** ******* **** ****, ** ****** ** ****** ******* **** ******* **** ** *********. ***** **** **** ****** *** ******* ***** (*) ***** ***** **** ** ******* ** ****** **** ******* ****** **** ***. ******** ************ **** *** ***** **** ******** ** ** *** *** *** ******** ** *** *********** *********** *** **** ** **** *** ****** *** ****** ** **** ***** ****].
5.
[**** **** *** ********** *** ********* ***** ** ******** *** *** ********* ** *** *** ******* ** ******** **** **** ****** *****, ***** ** ******* *******, *** ***** *** **********].

6.
[** ***** *****, ** ***, ***** *** ******** *** ***** ******** ** **** *****, ******** *********** *** ***** **** ***** ***** ** ** *** ** ******** *** ***** **** ********* *** ********* ***** *******, ******* **** *** ** ******** **** *** ***** ** *** ********* (** ******* *****) ** **** *************. ******** ** ****** *********** *** ******** **** ** ********* ************ ** *** **** ****** *********** *** ********* *********, **** *** ***** ****** ****** ** *** *** ********* ******* ****].
7.
[******** ** *********** *** *********** *** ******* ** *** ******* *****, ********* ********* ****** ******* *** ********** ******* *******].
8.
[*** *** ******* ******** **** ****** ** *********** ****** ********* ****** *********** (“************ ****”). ******** ************ *** ****** **** **** ************ **** *** ** **** ** ******** ****** *** *** ******* ** *********** ***** ********* ******* **** **** ***********/*********** ** ******* **** *** ********’* ********** **** ********* ****. ******** ******* ****** ** ******** *** *************** ** *** ************ ****. *** ************ **** ** ******** ** ** ***** ***** *** *** **** *** ******* *** ******** ** **** ***********].
9.
[******** ****** **** ******** *** ********** *** ***** ***** ****** *** *** *** *** ******** *** ****** ******** ****, ***** ****** ** *** ********* ** ******** *** ***** ** *** **** ***** ********** ********, *** ***** *** ******* *** *** ********: (*) ** ******** ** ***** ** ** *********** *** ***********, ****, ** ******** ******** ** ** ** ****** ** *** ********’* *** ****’* ******* ("*******") **** ******** *** ************ ** *** ******* ******** ********* ****** ********* ******** ** ********** **** *** ******** ******* ***** *** ******* ** ***********; (*) ** ******** ** ***** ** ** *********** *** ******* **** ** ********* *****, **********, **********, ********, *******, ***********, *******, *********, ********, **********, ******, *********, *******, ********, ******** ** *******’* *******, ******* ** ********, *********, ** ********* *************; (*) ** ******** ** ***** ** ** *********** *** ******* **** ***** ****** ** *** ***; (*) ** ******** ** ***** ** ** *********** *** ******* **** ** **** *** **** * ***** ** **** ********* ***** *** *** ** ***** *********** ** ********* *************; (*) ** ******** ** ***** ** ** *********** *** ******* **** ********* *** ******, *********, ***** ******, *********, ** ***** *********** ****** ** ****** ** ********* ** ******* ** *** *****; (*) ** ********** **** *** *********** ** ************ ***********, *********** *********, “**** ****”, “****”, ** *** ***** ***** ** ************; (*) ** ********* **** ** ******* *** ****** ********* ******** ** ****** ********* ******* ******** ("*** ********") ******* ** ******* ******** ******** ********* ** *** ****** ********* ******** ***** ******** ** ********** **** *** ********, ** ******* *** ************, **********, ********, ** *********** ** ******** ********* ** *** ****** ********* ******** ***** ******** ** ********** **** *** ********; (*) ** ******** ** ******* *** (**) *******, *****, ****** ******, ** ***** **** **** ***** *******, *******, ****, ***** ******, ** ********* ****** *** *********, ********, ** ************* ** *** ********, ********, ********, ******** ******, ******** ****** ** *******, (**) *****, **** *****, ** ***** **** **** ***** ******* *** ******** ***** ** *** ******** ** * ****** ** ****, *********** ** * ********** **** ** ***** *******, (**) **** **** ***** ****** *** ***** ***** ** ********* **** ** *************** ****** *** ******** ** *** ***** ******** ***********, ** (**) ******* **** ****** *********** ** ********** ** *** *** ******** ** ******* ******** ******** ** *********; (*) ** ************* ** *************** ******* *** ********** *****, *****, ******** ** ************* ***, ** *** *********** ****** *** ***** ** ***; (*) ** ******* *** ******** ******* ** ********* (** ******* ** ******** *** ******, ********, ******, ** ********* ** ******** ******* ** *********) ** *** ************ ********** ** *** ****** ****** ********** ** * ******* ********* ************ ******** ** ******* *** ** *** *********** *** *********** *** **** ** **** ************ *********** *** ** ********** ***** ** *** ******** ** *** *****; ** (*) ** ******* ** ***** ******** **** ***** ******** ** *** ***** ** ********** **** *** ********** ******* *** ********** *** ***** ***********; ** (*) ** ***** ******* *****’* *** ** *** ****** ** “******” ***** ****; ** (*) ** *** * ****** ** ****** ***** **** ** ***** * ************ **** ** ***** *** *** **********, ********, ***********, *********** ** ***** ************ *** ***** ******** ** ********’* *** ***** *** *** ********** ** ***** **** * ************. *** ********* ************ ***** ** ******** ** ** *** “*** ***

************”. **** ********** ******* ******* **** ***, ******** ***** ** **** ** ***********, **** ********** ******, ******* ******** **** ******** ** ********’* *** ***** ** ********** **** *** *** *** ************. ******** ************ **** *** ******* *********, *** ****** *** ****** *** ******* *********** ******* ***** ********** ******** ** ********* ****** ** ********* ** ******** * ********* ****** ** *** *** *** ************].
10.
[******** **** ****** **** *** *** ******** *** *** ******* ***** ****** **** *** ********** *****, *****, ******** ** ************* ***, ** *** *********** ****** *** ***** ** *** *** *** *********** ** *** ***** ********** ************ ** **** *** ** ******* **** **** ** ****, ********* ******* ********** ***** **** ***** ** *********** ** ********* *********. ******** ***** ** ****** *********** *** ***** **** ******** ***, *** ********, *********, ********* *** ****** *** *** ***** ********* ******* *** ** ** ******** ** *** ******* ******** ***/** *********** ** ******** ** ******* ** ********* ** *** ************ ** *** *** *** ************. ** *** ** ******** ** ********* ******* ***** ** *** ******* ***** *** *** **** ********* ******** ***** ******** *** ************ ** *** *** *** ************, *** *** (*** ***** *** ** ******** **) *********** *** ********** *** *********, ** *** **** **********, ******* ** ****** ** ** ******* ******* ** **** ******* **** *** *** ********. ** ******** ******* **** *******, *** *** (*** ***** *** ** ******** **), ** *** **** **********, *********** ***** **** *******, ******* *** *** ********, ** ********* *** ********** *********, ********* ** **** ** ***** ******** ******** **** ******* ** *** ********** *** ********].
11.
[******** **** ****** **** *** **********, ******, *** *** ********** ** *** *** **** *********** ***** ****** **** *** ********** *****, *****, ******** ** ************* ***, ** *** *********** ****** *** ***** ** *** *** *** *********** ** *** ***** ********** ************ ** **** *** ** ******* **** ****, ********* ******* ********** (*) *** ******* ************** **********’* ******** *********** ******* *********** ***** *** *********** ************ ** *** *** (*** “****” *****), (**) *** (**) *** **** ********* ********* ** *********, ****** ****, ******, ******** **** *********, ***, *** *** ***** **** ** ************* (************, “******* ****”). ******** ***** ** *********** *** ***** *********, ****** *** **** ******** ***, *** ********, *********, ********* *** ****** *** *** ***** ********* ******** ******** ** ******** *** ********’* *** ****’* *** ** *** *** ******** ** * ****** **** ****** *** ** ** ** ******** ********* ** *** ********** **** ** ***********, ********* *** *** ******* ** *** ******* ****, *** *** *** ************ ** *** ***** **** ******** ************].
12.
[*** ***, ** *** **** **********, **** ******* ****** ** ********, ********* ** ******* ********* ** *** ** *** ** *** *** ******** ** *** **** ** *** ***** ****: (*) *** ** ******* ** ******* ** ****** **** ** *****, ***********, ********* ** ******* ** *** *******, *******, ***** ** ***** ********* *********** ** ***** ************ **********, **********, ********** ********* ** *****, ****** ** ****** (“************ ****”), (**) *** ********* ** ********* ** *** *** ** ********** ** *** ************ **** **** ***** ***’* ********* ** *** *** ******** ******* ** ******** ** *** ***, **** ** **********, ** (***) *** ** **** ** *** ******* *********, *** ********* ** *********** ***** ** ******** ** ********** ******* ** *** *********** ** *** ** *** *** ******** ******** *********, *** * ************** ************ ** *********, ******** *** ********* ** ***** ******** ** ***].
13.
[*** *** *** **** *** ******* ** ******* ** *** ******** ** *** ****** ****** *** ******* ************ ** ******* ** ****** **** ****. ******* ******* ************ *** ** ********* ** ******** ** * ****************** *****].